UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 14, 2006

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

                NEW JERSEY                           22-1737915
                ----------                           ----------
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code)




CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 14, 2006, First Montauk Financial Corp. (the "Registrant") issued a press release announcing results for the fiscal quarter ended June 30, 2006. A copy of the press release is attached as exhibit 99.1.

     The information in this report shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              Exhibit    Press Release of First Montauk Financial Corp.
               99.1      dated August 14, 2006.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FIRST MONTAUK FINANCIAL CORP.

                                               By:   /s/ Victor K. Kurylak
                                                  ------------------------------
                                                  Name:  Victor K. Kurylak
                                                  Title: Chief Executive Officer
                                                  Date:  August 15, 2006




                                  EXHIBIT INDEX


    Exhibit     Description
    Number
    ------
      99.1      Press Release of First Montauk Financial Corp. dated
                August 14, 2006.

                                                                Exhibit 99.1


                    FIRST MONTAUK FINANCIAL CORP. ANNOUNCES
                NET INCOME FOR SECOND QUARTER ENDED JUNE 30, 2006



Red Bank, NJ - August 14, 2006 - First Montauk Financial Corp. (OTC/BB: FMFK), a nationwide provider of investment services through independent financial professionals, today announced that the Company had net income applicable to common stockholders for the quarter ended June 30, 2006 of $1.0 million, or $.06 and $.05 per basic and diluted share, respectively, compared to net income applicable to common stockholders of $4.0 million, or $.28 and $.20 per basic and diluted share, respectively, for the quarter ended June 30, 2005.

Revenues for the second quarter decreased 18%, to $13.6 million, compared to $16.6 million for the same period in 2005. For the second quarter ended June 30, 2005, the Company would have reported revenue of $11.7 million exclusive of $4.9 million of revenue resulting from the acceleration of the remaining deferred revenue in connection with the termination of our financial agreement with Fiserv Securities, Inc. ("Fiserv"), our former clearing firm.

For the six months ended June 30, 2006, the Company reported net income before taxes of $53,000 on revenues of $26.9 million. Net income before taxes reported for the six months ended June 30, 2005 was $3.5 million on revenues of $32.1 million. For the six months ended June 30, 2005 the Company would have reported a net loss before taxes of ($1,400,000) exclusive of the $4.9 million deferred revenue recorded as a result of the termination of our financial agreement with Fiserv. The Company reported a net loss applicable to common stockholders for the six months ended June 30, 2006 of ($77,000) or $.0 per basic and diluted share, compared to a net income applicable to common stockholders of $3.3 million or $.24 per basic and $.18 per diluted share for the same period in 2005.

Montauk Financial Group is a service mark of First Montauk Securities Corp., Member NASD/SIPC. First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, NJ, with approximately 50,000 retail and institutional accounts. The Company's ability to offer quality support services, research, web-based information systems and a competitive commission payout structure has attracted independent, professional registered representatives across the country. Additional information is available at the Company's website at www.montaukfinancial.com.

Statements contained in this news release regarding expected financial results of the Company and First Montauk Securities Corp., are forward-looking statements, subject to uncertainties and risks, many of which are beyond the Company's control, including, but not limited to, market conditions, interest rate and currency fluctuations, dependence on key personnel, each of which may be impacted, among other things, by economic, competitive or regulatory conditions. These and other applicable risks are summarized under the caption "Factors Affecting Forward Looking Statements" in the Company's Form 10-Q for the second quarter ended June 30, 2006, as filed with the Securities and Exchange Commission. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. The Company cautions that historical results are not necessarily indicative of the Company's future performance.




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

                                 FIRST MONTAUK FINANCIAL CORP. AND SUBSIDIARIES
                                              SELECTED FINANCIAL DATA

                                     In 000's (except for per share amounts)


                                                  Six months                             Three months
                                                ended June 30,                           ended June30,
                                                 (unaudited)                              (unaudited)

                                           2006             2005                    2006             2005
                                           ----             ----                    ----             ----


Revenues                                 $26,918          $32,146                 $13,606          $16,580

Expenses                                  26,865           28,613                  12,530           12,160
                                          ------           ------                  ------           ------

Net income before income taxes              $ 53          $ 3,533                  $1,076         $  4,420
                                            ====          =======                  ======         ========

Net income (loss) applicable              $ (77)          $ 3,271                 $ 1,009         $  4,016
                                          ======          =======                 =======         ========
to common stockholders


Earnings (loss) per share of
common stock:
Basic

                                             $ -           $ 0.24                   $0.06           $ 0.28
                                             ===           ======                   =====           ======
Diluted                                      $ -           $ 0.18                   $0.05            $0.20
                                             ===           ======                   =====            =====

Weighted average number of
shares of stock outstanding:
Basic
Diluted                               15,594,185       13,421,349              15,842,628       14,411,053
                                      16,515,509       20,251,184              19,363,508       21,251,791



Contact:

Montauk Financial Group
Victor K. Kurylak
President, CEO
732-842-4700, ext. 4230
info@montaukfinancial.com



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